Exhibit 99.1

1 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION May 2025

This presentation is being furnished solely for the purpose of considering a potential private placement of securities (the PIPE Financing) involving The Oncology Institute, Inc. (the ”Company“), and for no other purpose. This presentation is for informational purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in the Company. By accepting this presentation, the recipient acknowledges and agrees that all of the information contained herein is confidential, that the recipient will distribute, disclose and use such information only for such purpose and that the recipient shall not distribute, disclose or use such information in any way detrimental to the Company. No Representation or Warranty Neither we, nor the placement agent, or its respective representatives, make, and each hereby expressly disclaim, any representation or warranty, express or implied, as to the reasonableness of the assumptions made in this presentation or the accuracy or completeness or the information contained in or incorporated by reference into this presentation. Neither the Company nor the placement agent, or its respective representatives, will have any liability for any representations or warranties, express or implied, contained in, or omissions from, this presentation. The data contained herein is derived from various internal and external sources. Neither the placement agent nor its respective representatives prepared this presentation or the information contained in or incorporated by reference into this presentation. Neither the Company, nor the placement agent, or its respective representatives, assume any obligation to provide the recipient with access to any additional information or to update the information in this presentation. No Offer or Solicitation This presentation is not an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security, nor is it a solicitation of a proxy, consent or authorization with respect to any securities transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Some of the information in this presentation is not historical in nature and may constitute forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “believes,” expects,”anticipates,” may, will, should, seeks, approximately, intends, plans, estimates, or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans or intentions may also include forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied by such statements. Although it is not possible to predict or identify all such risks and uncertainties, they may include, but are not limited to, those described in the Companys annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. To the degree financial information is included in this presentation, it is in summary form only and must be considered in the context of the full details provided in the Company's most recent annual, quarterly or current report as filed or furnished with the SEC. The Companys SEC reports are available at ohttps://theoncologyinstitute.com/ under the Investor Relations tab. Except to the extent required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures To supplement the Companys financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the company uses certain non-GAAP financial measures in this presentation. The company believes that this non-GAAP financial measure provides useful supplementary information to, and facilitates additional analysis by, investors and analysts. Unaudited Financial Information This presentation contains unaudited financial information. The unaudited financial information has been prepared on the same basis as the Company's audited financial statements and, in the opinion of management, reflects all adjustments necessary for the fair presentation of the unaudited financial information. However, the unaudited financial information contained in this presentation is preliminary and may be subject to change. Accordingly, such financial information may be adjusted or may be presented differently in periodic reports or other filings filed by the Company with the Securities and Exchange Commission, and such differences may be material. In addition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason.

3 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION The Oncology market is massive with accelerating growth driven by reimbursement misalignment, complex and variable clinical pathways and high-cost drugs. Sources: Cancer Epidemiology, Biomarkers & Prevention – American Association For Cancer Research, July 2020; National Center for Health St atistics; IQVIA Institute; National Health Expenditure Data – CMS; Spending on Health: Latest Trends – OECD, June 2018. The Oncology market is massive with accelerating growth driven by reimbursement misalignment, complex and variable clinical pathways and high - cost drugs. RC1

TOI is a leading, value-based platform focused exclusively on oncology

385K	Patient visits in 2024
200+	clinical trials since TOI was founded, giving patients cutting edge access
~21K	oral scripts filled in 2024
~77K	unique patient encounters in 2024
33%	reduction in patient total healthcare costs in peer-reviewed study[1]
130	Oncologists and Mid-levels

Key Partners

Anthem, WellMed, Optum, Astrana Health, AltaMed, carelon, NAMM California, P3 Health Partners, Preferred IPA of California, AppleCare Medical Group, MaxHealth, Heritage Provider Network

[1]Based on study conducted by the American Society of Clinical Oncology and published in the Journal of Oncology Practice in September 2019 titled "Lay Health Worker-Led Cancer Symptom Screening Intervention and the Effect on Patient-Reported Satisfaction, Health Status, Health Care Use, and Total Costs: Results from a Tri-Part Collaboration"

THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION

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5 THE ONCOLOGY INSTITUTE OF HOPE

& INNOVATION • Delegated provider network management • Utilization and case management • Drug formulary • Patient call center • Community oncologists • Nursing & mid - level care • Infusion suites • Specialty pharmacy • Clinical research Care delivery Specialty benefits manager TOI combines the services of a specialty benefits manager, with the care delivery infrastructure of a provider and pharmacy ¸|QͭńƠͭĐűƬĿͭôŦͭűŦđűśűĸǗͭĐğŦğǮƬͭŤôŦôĸğƘͭôŦĘͭűŦđűśűĸǗͭđôƘğͭƕƘűǐńĘğƘ RC1

6 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION QŦƬğĸƘôƬğĘͭ qğƬǑűƘŘͭoűĘğś «ƕğđńôśƬǗͭĐğŦğǮƬͭŤűĘğś̲ͭķűđƴƠͭűŦͭńŦĘğƕğŦĘğŦƬͭ ŦğƬǑűƘŘ Dğğ ͈ ķűƘ ͈ ƠğƘǐńđğͭŤűĘğś̲ͭķűđƴƠͭűŦͭđôƕƬńǐğͭđôƘğͭĘğśńǐğƘǗ Less Patient Experience Focus More Cost Control Focus More Patient Experience Focus Less Cost Control Focus Patient Experience and Cost Control ̵ôͭđűŤĐńŦôƬńűŦͭǑĿńđĿͭńƠͭĘńǫğƘğŦƬńôƬğĘͭôŤűŦĸͭŤôƘŘğƬƕśôđğͭƠűśƴƬńűŦƠ TOI’s peers at scale are either exclusively a network management model or designed around fee - for - service economics that generate profit positively correlated to drug spend

7 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Physician Services Dispensary 1 / Specialty Pharmacy Patient Navigator Program Financial & Therapy Counseling Infusion Chemotherapy Utilization Management Radiation Oncology Hospice and Palliative Care Collaboration MSO / IPA Blood Product Transfusions Clinical Trials TOI offers an expansive range of oncology services with a distinctive capability to assume fully - delegated, population - level managed care and capitation contracts, while enhancing patient care

8 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Notes: 1 Based on study on TOI patient population conducted by researchers at Stanford University in collaboration with the American Society of Clinical Oncology, and published in the Journal of Oncology Practice in September 2019 titled “Lay Health Worker - Led Cancer Symptom Screening Intervention and the Effect on Patient - Reported Satisfaction, Health Status, Health Care Use, and Total Costs: Results from a Tri - Part Collaboration” 2 Average patient rating across >3,500 Google Reviews; also comparable to 90.7 Press Ganey score for 2024 Integration of Palliative Care Hospice High Value Cancer Care Program Patient Navigator Program Proprietary Utilization Management Tool Care Pathways Informed by NCCN Guidelines Vertically Integrated Dispensary & Pharmacy Services ¸|QͭoűĘğś ˢ˩Τ Lower Inpatient Admissions 1 eğôĘƠͭƬűͭ«ƴƕğƘńűƘͭ|ƴƬđűŤğƠ ˣ˥Τ Improvement in Patient Satisfaction with Care 1 ˣˣΤ Fewer ER Visits Among Newly - Diagnosed Patients 1 ˢˢˣΤ Improved Patient Satisfaction with Overall Health 1 Αˢ˥Τ Lower Median Total Healthcare Costs for Patients 1 ˤ̱˦ͭűƴƬͭűķͭ˥ Patient Satisfaction Rating 2 TOI’s clinicians and population health tools create integrated, value - based model focused on quality care at lower cost

9 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION FFS E&M Visits (202 4 ) Market Size (Lives) 1 TOI Lives (202 4 ) Year Entered Current Markets 68 k ~26.1M ~ 1. 8 M 2007 6 California 2 2 k ~14.6M ~29 k 2021 5 Florida 7 k ~4.6M ~6 . 3 k 2017 1 Arizona 9 k ~2.0M ~ 1 1 k 2018 1 Nevada NA ~2.8M ~ 15.8k (2) 2H 2024 1 Oregon 1 06 k Total 14 1. 9 M ~50M TOI Clinic Locations Expansion State Network Management Model TOI’s Geographic Footprint cğǗͭLńĸĿśńĸĿƬƠ Notes: 1 Represents Medicare Advantage, ACO/DCE, Managed Medicaid, Exchange and Commercial HMO lives. Lives based on published statistics from cms.gov and kff.org. 2 Represents 2024E lives.

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11 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION TOI represents less than 1% of the U.S. Oncology Market, providing substantial growth opportunity Notes: (1) 2007 - 2017 revenue is cash basis, unaudited and pertains to the Predecessor entity only (2) Predecessor revenue of $76M; Successor revenue of $37M (3) Represents mid - range of 2025 guidance (unaudited) $1 $10 $17 $26 $29 $38 $41 $42 $48 $64 $74 $113 $155 $188 $203 $252 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 (2) 2019 2020 2021 2022 TOI Founded, CA 1 st Value - Based Contract Clinical Trials Established 1st Dispensaries opened in CA Over 10K patients cared for TOI welcomed as first cohort of OCM participants Private Equity Investment Arizona Expansion NV Expansion 1st Outpatient Stem Cell Transplant 1st Gainshare Contract De - SPAC Florida Expansion $324 2023 Revenue(1) in Millions 70th clinic opened $393 2024 1st Pharmacy opened ¸|Q͕ƠͭŕűƴƘŦğǗͭƕűƠńƬńűŦƠͭńƬͭôƬͭƬĿğͭķűƘğķƘűŦƬͭűķͭđűŤƕśğǖͭôŦĘͭǐôśƴğ ͈ ĐôƠğĘͭƠğƘǐńđğƠ 1 st Fully Delegated Network Contract Oregon Expansion 1 st Direct Health Plan Contract 2025 (3) 41% Revenue CAGR $470

12 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Three key sources of contribution as TOI enters 2025… • TOI continues to sign new contracts at an accelerated pace • These contracts require lower marginal cost, given they are utilizing TOI’s existing clinical capacity New Value - based Contracts • TOI’s orals attachment rate continues to increase • Orals are high contribution products that leverage existing clinical capacity Growth in Dispensary Attachments 1 2 • TOI made substantial investments in clinical labor in 2024 • Going forward, there is significant unused clinic capacity that will be filled with corresponding improvement in labor productivity Clinical Productivity 3 ~$48M in annualized net revenue from signed or near - term value - based contracts -- 20 40 60 80 100 120 140 160 Scripts per 1K E&Ms $155 $160 $165 $170 $175 $180 $185 $46,000 $48,000 $50,000 $52,000 $54,000 $56,000 $58,000 $60,000 2023 2024 2025G TOI Payroll Productivity Clinical Payroll Payroll / Visit Enhanced flow - through from new cap and FFS revenue that utilizes existing providers Status Payor Status Market 2025 Net Cap ($M) Annualized Net Cap ($M) Live Payor 1 New Payor CA 0.97 0.97 Live Payor 2 New Payor CA 4.16 4.16 Live Payor 3 Expansion CA 11.40 11.40 Live Payor 4 Expansion CA 1.47 1.51 Live Payor 5 Expansion CA 1.48 1.48 Live Payor 6 Expansion CA 0.59 0.89 Live Payor 7 New Payor NV 0.77 0.79 Live Payor 8 New Payor FL 1.71 3.25 Live Payor 9 Expansion OR 0.51 0.51 4/1 LaunchPayor 10New Payor NV 2.57 3.58 7/1 LaunchPayor 11Expansion NV 1.84 3.68 5/1 LaunchPayor 12Expansion CA 0.85 1.67 4/1 LaunchPayor 13New Payor CA 0.98 1.49 3/1 LaunchPayor 14Expansion FL 5.00 9.36 5/1 LaunchPayor 15New Payor FL 2.26 3.48 Total $36.58 $48.25

13 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Patient Services (Medical & Radiation Oncology) Drug Dispensing Clinical Trials Other 1 Revenue Mix Future Volume Growth Margin Contribution Low FFS CAP Direct High High Low High 35% 17% 46% 1% 1% Dispensary, Clinical Trials, and Other + New CAP contract lives drive incremental volume + Growing attachment rates to clinic visits + New CAP contracts + Growing cancer prevalence + Payor steerage from hospitals + Specialty (non - chemo) infusion + Strong new drug pipeline + Complex trial enrollment + Management fees + Data monetization + Quality Programs Drivers: 1 Includes Other Revenue Such as Management Fees and Data Monetization Medium High High Medium Low CAP Delegated High Highest - growth categories provide significant contribution margin due to developed substantial central and local infrastructure

14 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION 2Q24 3Q24 4Q24 1Q25 20K 60K 20K 250K -- 240K Contract Starts – Value - Based Lives 1 3 2 4 -- 5 Contract Starts – Contract Count $12 $24 $26 $6 NA $3 Contract Starts – Average PMPM -- - 13K -- -- - 80K -- Contract Terminations – Value - Based Lives -- 1 -- -- 1 -- Contract Terminations – Contract Count NA $30 NA NA $5 NA Contract Terminations – Average PMPM 1.9M 1.9M 1.9M 1.9M 1.7M 1.8M Ending Value - Based Lives 1Q24 2Q25 • TOI exited 2024 with a contract pipeline of over 500K Value - Based Lives, in addition to >80K already signed to start in 1H25 1 • New contracts in increasingly high - spend populations, leading to higher PMPM for TOI, and greater opportunity for savings through TOI’s spend management model • One major contract termination in 2Q24 was offset by new wins in 2H24 Notable call - outs: A A B C B C 1 Based on management estimates of contracts in negotiation and anticipated patient populations in signed contracts; management e stimates subject to change

15 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION TOI patients and payors experience first - year reduction in outpatient medical oncology costs • Savings driven by reduction in deductions through shift into TOI captive or network clinics • Year 2+ savings realized through utilization management of drug formulary and clinical referral management 1 MLR defined as contract deductions for third - party charges + IV drug costs incurred by TOI; data presented as average of 6 new contracts initiated in 2024 with sufficient performance data ~2,000 bps year one MLR 1 reduction on 2024 new contracts, with additional upside Benefits of TOI model --% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1 2 3 4 5 6 7 8 9 10 11 12 13 MLR, by Month of New Contract MLRSC1

16 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION 1. The high, and growing cost of oncology care is a significant problem for patients and payors in the US 2. The landscape of solutions in the market to address this issue while supporting quality are limited 3. TOI is one of the first, single - stop models capable of reducing costs while controlling for clinical quality 4. Our combined technology platform + hybrid captive network management model allow us care visibility 5. TOI’s model has been exported to multiple markets, proving first - year cost reduction on new contracts 6. The quality of clinical experience with TOI leads our patients to embrace additional services from us 7. TOI’s growth comes with favorable margin contribution profile because of the infrastructure we have built 8. This positions TOI for tremendous medium - and long - term successRC1

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18 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION $ 204,883 $ 213,504 $ 166,785 $ 53,068 $ 50,217 $ 49,752 $ 52,453 $ 56,171 $ 53,634 Patient services 179,916 103,835 79,343 49,293 47,587 48,210 39,679 27,607 26,792 Dispensary 8,613 6,900 6,355 2,045 2,463 1,939 2,534 2,010 1,609 Clinical trials & other 393,412 324,239 252,483 104,406 100,267 99,901 94,666 85,788 82,035 Total operating revenue 186,880 181,017 134,761 47,080 45,743 45,118 49,497 48,364 44,,961 Direct costs   –   patient services 151,231 83,071 65,111 39,863 39,530 40,091 32,809 22,743 21,072 Direct costs   –   dispensary 1,304 578 518 214 358 326 391 302 24 Direct costs   –   clinical trials & other — 16,867 9,944 — — — — — — Goodwill impairment charges 107,828 113,851 119,689 25,376 24,858 26,646 28,452 28,090 28,205 Selling, general and administrative expense 6,287 5,873 4,411 1,784 1,707 1,573 1,489 1,577 1,698 Depreciation and amortization 453,530 401,257 334,434 114,317 112,196 113,754 112,638 101,076 95,960 Total operating expenses FOR YEAR ENDED FOR THREE MONTHS ENDED Sep 30, 2023 Dec 31, 2023 Mar 31, 2024 Sep 30, 2024 Dec 31, 2024 Dec 31, 2022 Dec 31, 2023 REVENUE OPERATING EXPENSES LńƠƬűƘńđôśͭDńŦôŦđńôśƠ In thousands Mar 31, 2025 Dec 31, 2024

19 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION FOR YEAR ENDED FOR THREE MONTHS ENDED Jun 30, 2023 Sep 30, 2023 Mar 31, 2024 Sep 30, 2024 Dec 31, 2024 Dec 31, 2022 Dec 31, 2023 INCOME (LOSS) (60,118) (77,018) (81,951) (9,911) (11,929) (13,853) (17,972) (15,288) (13,925) Loss from operations Other non - operating expense (income) 7,496 6,777 4,082 5,570 1,168 2,225 1,985 1,941 1,755 Interest expense, net (619) 286 (1,843) 43 (47) (20) — 344 203 Change in fair value of derivative warrant liabilities — (803) (59,215) — — — — (11) (23) Change in fair value of earnout liabilities (2,697) (878) (24,200) 3,309 (129) — — 1,156 1,284 Change in fair value of note embedded derivative liabilities — — (183) — — — — — — Gain on loan forgiveness 365 704 (501) 752 261 55 (68) 123 140 Other, net 4,545 6,086 (81,860) 9,674 12,153 2,260 1,917 3,553 3,359 Total other non - operating (income) loss (64,663) (83,104) (91) (19,585) (13,182) (16,113) (19,889) (18,841) (17,284) Loss before provision for income (loss) taxes — 36 243 — — — — 87 (135) Income tax (expense) benefit (64,663) (83,068) 152 (19,585) (13,182) (16,113) (19,889) (18,754) (17,419) Net income (loss) (35,688) (25,805) (23,542) (5,109) (7,828) (8,197) (10,940) (6,252) (5,346) Adjusted EBITDA (1) Note: (1) Adjusted EBITDA is a non - GAAP measure. For a discussion and reconciliation to the nearest GAAP measure please see Slid e 23 of this presentation In thousands Dec 31, 2024 Mar 31, 2025 Sep 30, 2023 Dec 31, 2023

20 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Mar 31, 2025 Dec 31, 2024 FOR YEAR ENDED FOR THREE MONTHS ENDED Sep 30, 2023 Dec 31, 2023 Mar 31, 2024 Sep 30, 2024 Dec 31, 2024 Dec 31, 2022 Dec 31, 2023 $ (64,663) $ (83,068) $ 152 $ (19,585) $ (13,182) $ (16,113) $ (19,889) $ (18,754) $ (17,419) Net (loss) income 6,287 5,873 4,411 1,784 1,707 1,573 1,489 1,577 1,698 Depreciation and amortization 7,496 6,777 4,082 5,570 1,168 2,225 1,985 1,941 1,755 Interest expense, net (32) (36) (243) — — — — (86) 136 Income tax expense (benefit) (139) 2,029 1,208 (163) 71 (102) (39) (1,876) (13) Non - cash addbacks 11,152 17,548 27,683 1,458 1,289 2,388 4,087 3,817 4,658 Share - based compensation — 16,867 9,944 — — — — — — Goodwill impairment (3,316) (1,395) (85,258) 3,352 (176) (20) — 1,488 1,464 Change in fair value of liabilities (133) (237) (640) 6 (4) (18) (82) (206) (156) Unrealized (gains) losses on investments — 113 790 — — — — 1 41 Practice acquisition - related costs 374 2,048 2,243 13 13 45 130 487 399 Practice acquisition deferred purchase price 841 1,570 3,797 332 69 352 176 55 1 Consulting and legal fees 6,427 5,695 5,030 2,124 1,217 1,473 1,185 1,551 1,978 Infrastructure and workforce costs 18 141 3,259 — — — 18 1 112 Transaction costs $ (35,688) $ (25,805) $ (23,542) $ (5,109) $ (7,828) $ (8,197) $ (10,940) $ (6,252) $ (5,346) Adjusted EBITDA The Company includes adjusted EBITDA because it is an important measure upon which our management uses to assess the results of operations, to evaluate factors and trends affecting the business, and to plan and forecast future periods. Adjusted EBITDA is “non - GAAP” financial measure within the meaning of Item 10 of Regulation S - K promulgated by the SEC. Manageme nt believes that this measure provides an additional way of viewing aspects of the Company's operations that, when viewed wit h t he GAAP results, provides a more complete understanding of the Company's results of operations and the factors and trends affecting the business. However, non - GAAP financial measures s hould be considered a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in ac cor dance with U.S. GAAP. Non - GAAP financial measures used by management may differ from the non - GAAP measures used by other companies, including the Company's competitors. Management encour ages investors and others to review the Company's financial information in its entirety, not to rely on any single financial mea sure. In thousands

21 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION ˢˠˢ˥ͭEƴńĘôŦđğ REVENUE Ͷˤ˦ˠͭƬűͭͶˤ˨ˠͭŤńśśńűŦ GROSS PROFIT Ͷ˧ˣͭƬűͭͶ˨ˢͭŤńśśńűŦ ADJUSTED EBITDA Ͷ͂˨̓ͭƬűͭͶ͂ˡ˧̓ͭŤńśśńűŦ Note: TOI's achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in its fi lin gs with the U.S. Securities and Exchange Commission. The outlook does not take into account the impact of any unanticipated developments in the business or changes in the operating environment, nor does it take into account the impact of TOI's acquisitions, dispositions or financings. TOI's outl ook assumes a largely reopened global market, which would be negatively impacted if closures or other restrictive measures are reimplemented. *Updated from initial guidance due to change in accounting treatment for Clinical Research as part of outsourcing agreement FREE CASH FLOW Ͷ͂ˡˢ̓ͭƬűͭͶ͂ˢˡ̓ͭŤńśśńűŦ AB1